UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) August 20, 2008

ZILA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-17521	86-0619668

(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)
5227 North 7th Street, Phoenix, Arizona 85014-2800
(Address of Principal Executive Offices)
(602) 266-6700
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1

Item 2.02. Results of Operations and Financial Condition.
     On August 20, 2008, Zila, Inc. (“ZILA”) issued a press release providing certain preliminary unaudited financial information for the quarter ended July 31, 2008. A copy of the press release is furnished with this filing as Exhibit 99.1. The information provided in this report under Item 2.02, including the exhibit attached to this report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 20, 2008, ZILA paid bonuses to seven members of the company’s management, including the executive officers listed below, who voluntarily suspended receipt of their base salaries during the month of July 2008:

Name	Position

David R. Bethune	Chairman and Chief Executive Officer

Diane E. Klein	Vice President of Finance and Treasurer

David A. Barshis	Senior Vice President and General Manager of Zila Pharmaceuticals, Inc.

Gary V. Klinefelter	Vice President, General Counsel and Secretary
     Each of the bonus recipients received an amount equal to 90% of the base salary that he or she voluntarily suspended during the month of July 2008.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Zila, Inc. dated August 20, 2008 and entitled “Zila Releases Preliminary Unaudited Financial Information”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 26, 2008

ZILA, INC.

/s/ Gary V. Klinefelter

By:	Gary V. Klinefelter
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Zila, Inc. dated August 20, 2008 and entitled “Zila Releases Preliminary Unaudited Financial Information”